UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Health Management Associates, Inc. (the “Company”) effectuated the grant of restricted stock awards to the Company’s senior executive officers, as set forth in the following table.

Senior Executive Officer	Shares of Restricted Stock Awarded
Joseph V. Vumbacco, Chief Executive Officer and Vice Chairman	100,000

Burke W. Whitman, President and Chief Operating Officer	75,000

Robert E. Farnham, Senior Vice President and Chief Financial Officer	40,000

Peter M. Lawson, Executive Vice President – Hospital Operations	50,000

Jon P. Vollmer, Executive Vice President – Hospital Operations	50,000

Timothy R. Parry, Senior Vice President and General Counsel	30,000

The Committee granted the restricted stock awards pursuant to the Company’s 1996 Executive Incentive Compensation Plan, as amended (the “Plan”). A copy of the Plan was previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 99.15 to the Company’s Registration Statement on Form S-8 (Registration No. 33-80433). Subsequently, there have been three material amendments to the Plan, each of which has been filed with the SEC. Amendment No. 1 to the Plan was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996; Amendment No. 5 to the Plan was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000; and Amendment No. 6 to the Plan was filed with the SEC as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The Company intends to file the form of the Plan’s Restricted Stock Award Notice as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2005.

The Plan, together with the Restricted Stock Award Notice, sets forth the terms and conditions of the restricted stock awards, which include, among other things, a four year vesting schedule for Plan participants, with up to one-fourth of the shares of restricted stock eligible for vesting at the conclusion of each fiscal year. In addition to requiring continuing service as an employee, the annual vesting of the restricted stock awards requires the realization of four conditions, which relate to the Company’s pre-tax earnings, return on stockholders’ equity, net patient service revenue growth and stock price. These conditions are specifically addressed in the Restricted Stock Award Notice. For each fiscal year, 25% of the maximum annual eligible shares comprising a restricted stock award will vest in such year based upon the achievement by the Company of each of the four aforementioned conditions. In the event that all or any portion of the maximum annual eligible shares do not vest because one or more of the four conditions are not met, the unvested portion of the award shall be forfeited and shall not carry over to any subsequent year. By way of example, in the event that only three of the four conditions are met for a particular fiscal year, only 75% of the shares that could vest in such year will actually vest; the remaining shares will be forfeited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Dated: January 31, 2006	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and Chief Financial Officer